OTHER RECEIVABLES, NET (Details) - USD ($)	Dec. 31, 2018	Dec. 31, 2017
Rental deposits	$ 7,712	$ 8,126
Due from third parties	77,986	865,081
Input VAT	0	9,476
Total other receivables	85,698	882,683
Less: Provision for doubtful accounts	(72,852)	0
Other receivables, net	$ 12,846	$ 882,683